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                                                                      EXHIBIT 23




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 6, 2001 included in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-84394.


                                     /s/ ARTHUR ANDERSEN LLP


Dallas, Texas,
  June 25, 2001